UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead,	California	91770
(Address of principal executive offices)
(626)	302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Southern California Edison Company:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Cumulative Preferred Stock, 4.08% Series	SCEpB	NYSE American LLC
Cumulative Preferred Stock, 4.24% Series	SCEpC	NYSE American LLC
Cumulative Preferred Stock, 4.32% Series	SCEpD	NYSE American LLC
Cumulative Preferred Stock, 4.78% Series	SCEpE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                               ☐

Item 8.01    Other Events
On August 1, 2019, Southern California Edison SCE agreed to sell $400,000,000 principal amount of its 2.85% First and Refunding Mortgage Bonds, Series 2019C, Due 2029 and $800,000,000 principal amount of its 4.00% First and Refunding Mortgage Bonds, Series 2017A, Due 2047. For further information concerning the bonds, refer to the exhibits attached to this report.
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

1	Underwriting Agreement dated as of August 1, 2019
4.1	One Hundred Thirty-Fifth Supplemental Indenture dated as of March 22, 2017 (File No. 1-2313, filed as Exhibit 4.1 to SCE's Form 8-K dated March 22, 2017)*
4.2	One Hundred Fortieth Supplemental Indenture dated as of August 2, 2019
4.3	Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of August 1, 2019
5	Opinion of Counsel

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* Incorporated by reference pursuant to Rule 12b-32

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: August 6, 2019